SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2004

THE MIDLAND COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-6026	31-0742526

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7000 Midland Boulevard, Amelia, Ohio 45102-2607

(Address of principal executive offices) (Zip Code)

(513) 943-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure

     On August 19, 2004, The Midland Company issued a press release announcing its losses to date from Hurricane Charley. A copy of the press release is filed herewith as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDLAND COMPANY
Date: August 19, 2004	By: /s/ John I. Von Lehman John I. Von Lehman Executive Vice President, Chief Financial Officer and Secretary